UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2014 (May 22, 2014)

Reed’s, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32501	35-2177773
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13000 South Spring Street, Los Angeles, California 90061

(Address of principal executive offices and zip code)

Not applicable

(Former name or former address if changed since last report)

Registrant’s telephone number, including area code: (310) 217-9400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

REED’S, INC.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) As a correction, clarifying the registrant's disclosure in its Current Report on Form 8-K dated May 29, 2014 (assigned a filing date of May 30, 2014) (“Original Form 8-K”), the registrant did not terminate Mr. Williams for cause. The registrant and Mr. Williams agreed to a mutual separation because they were not able to agree regarding the scope of Mr. Williams' duties as Interim CFO and his compensation moving forward.

Except as set forth above, there are no changes or updates to disclosures reported in the Original Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

REEDS, INC., a Delaware corporation

	By:	/s/ Larry Tomsic
Dated: June 2, 2014		Larry Tomsic, Interim CFO